UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 7, 2015 (December 2, 2015)

Helix Energy Solutions Group, Inc.
(Exact name of registrant as specified in its charter)

Minnesota (State or other jurisdiction of incorporation)	001-32936 (Commission File Number)	95-3409686 (IRS Employer Identification No.)

3505 West Sam Houston Parkway North, Suite 400 Houston, Texas (Address of principal executive offices)		77043 (Zip Code)
281-618-0400 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On December 2, 2015, Helix Q7000 Vessel Holdings S.à r.l. (“Helix Q7000”), an indirect wholly-owned subsidiary of Helix Energy Solutions Group, Inc., and Jurong Shipyard Pte Ltd (“Jurong Shipyard”), a subsidiary of Sembcorp Marine Ltd., entered into Amendment No. 2 (the “Second Amendment”) to the Construction Contract dated September 11, 2013 for the construction in Singapore of Helix’s Q7000, which is a newbuild semisubmersible well intervention vessel.

The Second Amendment delays scheduled delivery of the Q7000 from July 30, 2017 to December 31, 2017. In addition, Helix Q7000 has options to extend the scheduled delivery until as late as December 30, 2018. Helix Q7000 paid 20% of the contract price upon the execution of the contract in September 2013. Prior to the Second Amendment, the remaining 80% of the contract price was to be paid in two installments, with 20% on June 25, 2016 and 60% upon delivery of the vessel, which was scheduled for July 2017. Pursuant to the Second Amendment, the remaining 80% will now be paid in three installments, with 20% on June 25, 2016, 20% upon issuance of the Completion Certificate, which is to be issued on or before December 31, 2017, and 40% upon delivery of the vessel.

In addition, Helix Q7000 will pay (i) $28,438 per day for incremental reimbursements to Jurong Shipyard for the period beginning the day after the earlier of the issuance of the Completion Certificate and December 31, 2017, and ending upon delivery of the vessel and (ii) Jurong Shipyard’s reasonable costs arising out of or in relation to the deferment of the delivery that are directly attributable to Jurong Shipyard’s maintenance or construction of the vessel.

The description of the Second Amendment contained in this Form 8-K does not purport to be complete and is qualified in its entirety by reference to the full text of the Second Amendment, which is filed as Exhibit 10.1 to this report on Form 8-K and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above with respect to the Second Amendment is hereby incorporated by reference into this Item 2.03 insofar as it relates to the creation of a direct financial obligation.

Item 9.01 Financial Statements and Exhibits.

(d)       Exhibits.

Number	Description

10.1	Amendment No. 2, dated December 2, 2015, to Construction Contract between Helix Q7000 Vessel Holdings S.à r.l. and Jurong Shipyard Pte Ltd.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    December 7, 2015

HELIX ENERGY SOLUTIONS GROUP, INC.

By:	/s/ Anthony Tripodo
Anthony Tripodo
Executive Vice President and Chief Financial Officer

Index to Exhibits

Number	Description

10.1	Amendment No. 2, dated December 2, 2015, to Construction Contract between Helix Q7000 Vessel Holdings S.à r.l. and Jurong Shipyard Pte Ltd.